UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 20, 2012

UNITED STATIONERS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10653	36-3141189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Parkway North Blvd. Suite 100 Deerfield, Illinois		60015-2559
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 627-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 20, 2012, United Stationers Supply Co. (“USSC”), United Stationers Receivables, LLC (“USR”), and United Stationers Financial Services LLC (“USFS”) entered into a First Omnibus Amendment to Receivables Sale Agreement, Receivables Purchase Agreement and Transfer and Administration Agreement with Bank of America, N.A. (the “First Omnibus Amendment”). The First Omnibus Agreement amended (i) the Transfer and Administration Agreement, dated as of March 3, 2009 (as amended through the date hereof, the “Transfer Agreement”), between USSC, USR, USFS and Bank of America, (ii) the Receivables Purchase Agreement, dated as of March 3, 2009 (as amended through the date hereof, the “Purchase Agreement”), between USFS and USR, and (iii) the Receivables Sale Agreement, dated as of March 3, 2009 (as amended through the date hereof, the “Sale Agreement”), between USSC and USFS. The First Omnibus Amendment extended the commitment termination date of the Transfer Agreement to January 18, 2013. The Omnibus Amendment also amended the Transfer Agreement to conform the leverage ratio covenant and consolidated net worth covenant in the Transfer Agreement to the corresponding covenants in the Third Amended and Restated Five-Year Revolving Credit Agreement dated September 21, 2011 among United Stationers Supply Co., United Stationers Inc., the lenders from time to time parties thereto and JPMorgan Chase Bank, National Association.

The First Omnibus Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing summary of the material terms of the First Omnibus Amendment is qualified in its entirety by reference to Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

The following exhibit is filed herewith:

10.1*†	First Omnibus Amendment to Receivables Sale Agreement, Receivables Purchase Agreement and Transfer and Administration Agreement, dated as of January 20, 2012, between United Stationers Supply Co., United Stationers Receivables, LLC, United Stationers Financial Services LLC, and Bank of America, National Association

*	Included herewith
†	Confidential treatment has been requested for a portion of this document. Confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED STATIONERS INC. (Registrant)

Dated: January 26, 2012	/s/ Eric A. Blanchard
Eric A. Blanchard
Senior Vice President, General Counsel and Secretary

UNITED STATIONERS INC.

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

DATED JANUARY 20, 2012

Exhibit No.	Description	Method of Filing

10.1*†	First Omnibus Amendment to Receivables Sale Agreement, Receivables Purchase Agreement and Transfer and Administration Agreement, dated as of January 20, 2012, between United Stationers Supply Co., United Stationers Receivables, LLC, United Stationers Financial Services LLC and Bank of America, National Association	Included herewith

*	Included herewith
†	Confidential treatment has been requested for a portion of this document. Confidential portions have been omitted and filed separately with the Securities and Exchange Commission.